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                                                                    EXHIBIT 13.1

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       Pursuant to 18 U.S.C. Section 1350

In connection with the Annual Report of China Finance Online Co. Limited (the "Company") on Form 20-F for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Zhiwei Zhao, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C.Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:
 1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 5, 2008                            /s/ Zhao Zhiwei

                                         ---------------------------
                                                 Name:  Zhao Zhiwei
                                                 Title: Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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